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                                                                    Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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We consent to the inclusion in this registration statement on Form S-8, dated
May 25, 2001, the reference to our report dated March 27, 2000 with respect to the Financial Statements of Kaire Holdings Incorporated, for the year ended December 31, 2000.


/s/ Berg & Company
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Berg & Company
May 25, 2001
San Francisco, California